                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY
                            LETTER AMENDMENT NO. 2

                                    Dated as of April 16, 1998

To the banks, financial institutions
  and other institutional lenders
  (collectively, the "LENDERS") parties
  to the Credit Agreement referred to
  below, to Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") for such Lenders and the other Secured Parties referred to therein, and to Citicorp Securities, Inc., Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein.

Ladies and Gentlemen:

     We refer to (a) the Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, the "CREDIT AGREEMENT") among FCN Holding, Inc., a Delaware corporation ("FCN HOLDING"), International Family Entertainment, Inc., a Delaware corporation ("IFE"), Saban Entertainment, Inc., a Delaware corporation (together with FCN Holding and IFE, the "BORROWERS"), Fox Kids Holdings, LLC, a Delaware limited liability company, and you and (b) the Fox Kids Guarantee dated October 28, 1997 (the "FOX KIDS GUARANTEE") made by Fox Kids Worldwide, Inc., a Delaware corporation ("FOX KIDS"), in favor of the Secured Parties referred to therein. Capitalized terms not otherwise defined in this Letter Amendment shall have the same meanings as specified therefor in the Credit Agreement.

     We hereby request that the Lenders amend Section 8(f) of the Fox Kids Guarantee solely to permit Fox Kids to amend its Restated Certificate of Incorporation (the "FOX KIDS CHARTER AMENDMENT") in order to change its name from "Fox Kids Worldwide, Inc." to "Fox Family Worldwide, Inc." In connection with such request, we hereby agree that, without any further amendment or modification of, or other action by any of the Loan Parties or the Administrative Agent or any of the other Secured Parties, as of the date on which this Letter Amendment becomes effective, each reference to "Fox Kids Worldwide, Inc." or "Fox Kids" in the Credit Agreement, the Fox Kids Guarantee or any other Loan Document shall mean and be a reference to "Fox Family Worldwide, Inc."

     This Letter Amendment shall become effective as of the date first above written when, and only when, the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received (i) counterparts of this Letter Amendment executed by the Borrowers, Fox Kids and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has
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                                       2

     executed this Letter Amendment, and (ii) the consent attached hereto executed by each Loan Party (other than Fox Kids and the Borrowers).

          (b) The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Lenders and in sufficient copies for each of the Lenders:

               (i) Certified copies of the resolutions of the board of directors of Fox Kids approving the Fox Kids Charter Amendment, and of all documents evidencing necessary Governmental Authorizations, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to the Fox Kids Charter Amendment;

               (ii) A certified copy of the amendment to the Restated Certificate of Incorporation of Fox Kids effecting the Fox Kids Charter Amendment, in the form to be filed with the Secretary of State of the State of Delaware;

               (iii) Financing statements (Form UCC-3) under the Uniform Commercial Code of all jurisdictions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created or purported to be created under the Pledge and Assignment Agreement, covering the Collateral of Fox Kids described therein, in each case completed in a manner satisfactory to the Administrative Agent;

               (iv) Evidence that all of the other actions (including, without limitation, the completion of all of the other recordings and filings of or with respect to the Pledge and Assignment Agreement) that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created in the Collateral of Fox Kids under the Pledge and Assignment Agreement have been taken.

          (c) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the date on which this Letter Amendment shall become effective, before and after giving effect to this Letter Amendment, as though made on and as of such date (other than any such representation and warranty that, by its terms, refers to a specific date other than such date, in which case as of such specific date).

          (d) No event shall have occurred and be continuing, or shall result from the effectiveness of this Letter Amendment, that constitutes a Default.

The execution and delivery of this Letter Amendment by the Borrowers and Fox Kids shall constitute a representation and warranty by each of them that all of the statements set forth in clauses (b), (c) and (d) above are true on and as of the date first above written and the date on which this Letter Amendment becomes effective. This Letter Amendment is subject to the
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                                       3

provisions of Section 9 of the Fox Kids Guarantee and Section 9.01 of the Credit Agreement.

     On and after the effectiveness of this Letter Amendment, each reference in the Fox Kids Guarantee to "this Guarantee", "hereunder", "hereof" or words of like import referring to the Fox Kids Guarantee, and each reference in the Credit Agreement and each of the other Loan Documents to "the Fox Kids Guarantee", "thereunder", "thereof" or words of like import referring to the Fox Kids Guarantee, shall mean and be a reference to the Fox Kids Guarantee, as amended by this Letter Amendment.

     The Fox Kids Guarantee and each other Loan Document, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under or in respect of the Loan Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Each of the Borrowers hereby severally agrees to pay, upon demand, all of the reasonably and properly documented costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Letter Amendment, the consent attached hereto and all of the instruments, agreements and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 9.05 of the Credit Agreement.

     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least one counterpart of this Letter Amendment via facsimile, and at least six original counterparts of this Letter Amendment via hand delivery or courier, in each case to the attention of Anna Dodson Csuti, c/o Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022-6069, facsimile no. (212) 848-7179.

     This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
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                                       4

     This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York Court would permit) any rule of law that would cause applicants of the laws of any jurisdiction other than the State of New York.


                              Very truly yours,


                              FOX KIDS WORLDWIDE, INC., as
                              Guarantor


                              By /s/ Mel Woods
                                 ------------------
                                    Name: Mel Woods
                                    Title:


                              FCN HOLDING, INC., as Borrower


                              By /s/ Mel Woods
                                 ------------------
                                    Name: Mel Woods
                                    Title:


                              INTERNATIONAL FAMILY
                              ENTERTAINMENT, INC., as Borrower


                              By /s/ Mel Woods
                                 ------------------
                                    Name: Mel Woods
                                    Title:


                              SABAN ENTERTAINMENT, INC., as
                              Borrower


                              By /s/ Mel Woods
                                 ------------------
                                    Name: Mel Woods
                                    Title:
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                                       5


Agreed as of the date first above written:



CITICORP USA, INC.



By  /s/ Judith Fislow Minter
    ---------------------------------
    Name:   Judith Fislow Minter
    Title:  Attorney-in-fact


BANKBOSTON, N.A.



By  /s/ David B. Herter
    ---------------------------------
    Name:   David B. Herter
    Title:  Managing Director


THE CHASE MANHATTAN BANK



By  /s/ John P. Haltmaier
    ---------------------------------
    Name:  John P. Haltmaier
    Title:  Vice President


BANK OF AMERICA NT & SA


By  /s/ Carl F. Salas
    ---------------------------------
    Name:  Carl F. Salas
    Title:  Vice President


THE BANK OF NOVA SCOTIA


By  /s/ Vincent J. Fitzgerald, Jr.
    ---------------------------------
    Name:  Vincent J. Fitzgerald, Jr.
    Title:  Authorized Signatory

FLEET BANK, N.A.



By  /s/ Tanya M. Crossley
    -------------------------
    Name:   Tanya M. Crossley
    Title:  Vice President


THE INDUSTRIAL BANK OF JAPAN,
LIMITED, LOS ANGELES AGENCY



By  /s/ Steven Savoldelli
    -------------------------
    Name:  Steven Savoldelli
    Title:  Vice President


NATIONSBANK OF TEXAS, N.A.,



By  /s/ Pamela S. Kurtzman
    -------------------------
    Name:  Pamela S. Kurtzman
    Title:  Vice President


TORONTO-DOMINION (TEXAS), INC.,



By  /s/ Debbie A. Greene
    -------------------------
    Name:   Debbie A. Greene
    Title:  Vice President


SOCIETE GENERALE, NEW YORK BRANCH



By  /s/ Elaine Khalil
    -------------------------
    Name:  Elaine Khalil
    Title:  Vice President

THE BANK OF NEW YORK



By  /s/ Stephen M. Nettler
    -------------------------------
    Name: Stephen M. Nettler
    Title: Assistant Vice President


BANQUE NATIONALE DE PARIS



By  /s/ Nuala Marley
    -------------------------------
    Name:  Nuala Marley
    Title:  Vice President


By  /s/ Brian M. Foster
    -------------------------------
    Name:  Briam M. Foster
    Title:  Vice President



THE MITSUBISHI TRUST & BANKING
CORPORATION, LOS ANGELES AGENCY



By  /s/ Yasushi Satomi
    -------------------------------
    Name:  Yasushi Satomi
    Title:  Senior Vice President

LONG TERM CREDIT BANK OF JAPAN



By  /s/ Hiro Negi
    -------------------------------
    Name:   Hiro Negi
    Title:  Vice President

FIRST HAWAIIAN BANK



By
    --------------------------------
    Name:
    Title:


THE SUMITOMO BANK, LIMITED



By  /s/ Goro Hirai
    --------------------------------
    Name:   Goro Hirai
    Title:  Joint General Manager


CRESTAR BANK



By  /s/ J.Eric Millham
    --------------------------------
    Name:   J.Eric Millham
    Title:  Vice President


THE DAI-ICHI KANGYO BANK, LIMITED



By  /s/ Nancy Stengel
    --------------------------------
    Name:  Nancy Stengel
    Title:  Assistant Vice President


THE FUJI BANK, LIMITED, LOS ANGELES AGENCY



By  /s/ Masahito Fukuda
    --------------------------------
    Name:   Masahito Fukuda
    Title:  Joint General Manager